UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 7, 2005

NNN 2002 VALUE FUND, LLC

(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-51098 (Commission File Number)	75-3060438 (IRS Employer Identification No.)

1551 N. Tustin Avenue
Suite 200
Santa Ana, California 92705
(Address of principal executive offices) (Zip Code)

(877) 888-7348
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT 99

Item 1.01 Entry into a Material Definitive Agreement

     On January 7, 2005, NNN BOA West, LLC, a wholly owned subsidiary of the Company, entered into an agreement on behalf of the Company for the sale of the Bank of America West Building in Las Vegas, Nevada for $25,099,984. The sale is subject to customary closing conditions. The full text of the Agreement for Purchase and Sale is attached as Exhibit 99 to this report and is incorporated by reference into this Item 1.01.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

Exhibit No.	Description
99	Agreement for Purchase and Sale of Real Property and Escrow Instructions dated January 7, 2005 by and between NNN BOA West, LLC and First States Group, L.P.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NNN 2002 VALUE FUND, LLC

Date: January 24, 2005	By: Triple Net Properties, LLC, its Manager

By: /S/ ANTHONY W. THOMPSON

Name: Anthony W. Thompson
Title: Chief Executive Officer